Exhibit 99.1

Restoration Hardware Appoints Ken Dunaj Chief Operating Officer

CORTE MADERA, Calif., May 10 /PRNewswire-FirstCall/ — Restoration Hardware, Inc. (Nasdaq: RSTO - News) today announced the appointment of Ken Dunaj to the position of Chief Operating Officer. Mr. Dunaj joins Restoration Hardware from Williams-Sonoma, Inc., where he held the position of Senior Vice President of Global Logistics. Mr. Dunaj had responsibility for Williams- Sonoma’s retail and direct-to-customer distribution operations, domestic and international transportation, and the furniture home delivery network.

Gary Friedman, Restoration Hardware’s Chairman and Chief Executive Officer commented, “We are delighted to have Ken join the leadership team at Restoration Hardware. His demonstrated success in building a best in class supply chain for the leading multi-channel, multi-brand specialty home furnishings company will enable him to make a significant impact to the customer experience and operating performance of our business”.

Mr. Dunaj stated, “I am thrilled to be joining Restoration Hardware at this exciting time in its evolution and growth. I am looking forward to working with the leadership team and associates to build a world class operational infrastructure and culture that will deliver a superior customer experience, while making a significant contribution to the Company’s financial success.”

About Restoration Hardware, Inc.:

Restoration Hardware, Inc. is a specialty retailer of high quality home furnishings, bath fixtures and bathware, functional and decorative hardware and related merchandise that reflects the Company’s classic and authentic American point of view. Restoration Hardware, Inc. sells its merchandise offering through its retail stores, catalog (800-762-1005) and on-line at www.restorationhardware.com. As of May 10, 2006, the Company operated 103 retail stores and six outlet stores in 30 states, the District of Columbia and Canada.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements that involve known and unknown risks. Such forward-looking statements include, without limitation, statements that implicate benefits from the Company’s hiring of Mr. Dunaj as its new Chief Operating Officer, statements relating to expected operational and financial improvements, and other statements containing words such as “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, including financial results, market performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, customer reactions to the Company’s current and anticipated merchandising and marketing programs and strategies, timely introduction and customer acceptance of the Company’s merchandise, positive customer reaction to the Company’s catalog and Internet offerings, revised product mix, prototype stores and core businesses, timely and effective sourcing of the Company’s merchandise from its foreign and domestic vendors and delivery of merchandise through its supply chain to its stores and customers, effective inventory and catalog management, actual achievement of cost savings and improvements to operating efficiencies, effective sales performance, in particular during the holiday selling season, the actual impact of key personnel of the Company on the development and execution of the Company’s strategies, changes in investor perceptions of the Company, fluctuations in comparable store sales, limitations resulting from restrictive covenants in the Company’s credit facility, changes in economic or business conditions in general, changes in political conditions in the United States and abroad in general, changes in product supply, changes in the competitive environment in which the Company operates, changes in the Company’s management information needs, changes in customer needs and expectations, governmental actions and other factors detailed in the Company’s filings with the Securities and Exchange Commission, including its recent filings on Form 10-K and 8-K, including, but not limited to, those described in the Company’s Form 10-K for the year ended January 28, 2006 in Part I, Item 1A thereof (“Risk Factors”), and in Part II, Item 9A thereof (“Controls and Procedures”). The Company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.